UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 6, 2011

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
(Exact name of registrant as specified in its charter)

Vermont (State or other jurisdiction of incorporation)	1-8222 (Commission File Number)	03-0111290 (IRS Employer Identification No.)

77 Grove Street, Rutland, Vermont               05701
(Address of principal executive offices)          (Zip Code)

Registrant’s telephone number, including area code (800) 649-2877

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Central Vermont Public Service Corporation (“CV”) will host an earnings teleconference and webcast on May 6, 2011, beginning at 2 p.m. Eastern Time.  At that time, CV President and CEO Larry Reilly and Chief Financial Officer Pamela Keefe will discuss the company’s financial results, as well as progress made toward achieving the company’s long-term strategy.

Interested parties may listen to the conference call live on the Internet by selecting the "CVPS 2011 First Quarter Earnings Call" link on the "Investor Relations" section of the company’s website at www.cvps.com. An audio archive of the call will be available later that day at the same location or by dialing 1-877-660-6853 within the U.S. or internationally by dialing 1-201-612-7415 and entering Account 286 and Conference ID 370724.

Central Vermont Public Service
First Quarter 2011
Earnings Teleconference
May 6, 2011
Rutland, VT
Presented by Larry Reilly and Pamela Keefe

Safe Harbor Statement
Statements contained in this presentation that are not historical fact are forward-looking statements within the meaning of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995.  Whenever used in this presentation, the words “estimate,” “expect,” “believe,” or similar expressions are intended to identify such forward-looking statements.  Forward-looking statements involve estimates, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.  Actual results will depend upon, among other things, the actions of regulators, performance of the Vermont Yankee nuclear power plant, effects of and changes in weather and economic conditions, volatility in wholesale power markets, our ability to maintain our current credit ratings, the operations of ISO-New England, changes in the cost or availability of capital, authoritative accounting guidance, and the effect of the volatility in the equity markets on pension benefit and other costs.  We cannot predict the outcome of any of these matters; accordingly, there can be no assurance that such indicated results will be realized.  We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contact Information

Pamela J. Keefe
Sr. Vice President, CFO & Treasurer
(802) 747-5435
e-mail: pkeefe@cvps.com

First-quarter earnings

•	Income of $8.4 million, or 62 cents per share
−	Compares to $4.2 million, or 35 cents per share, in 2010
−	Per-share difference reflects new equity issued in 2010
−	Improved performance reflects higher sales volumes and decreased storm costs and operating expenses

Vermont Yankee
•	Entergy filed suit against the state of Vermont
−	Entergy argues the state’s efforts to close the plant preempted by federal law
−	Entergy seeks injunction allowing plant to operate pending suit’s completion
−	Vermont has pledged a vigorous defense
−	Plant no longer for sale; no contract with CV

Power supply planning
•	Proactive planning for future with or without Yankee
−	Nearly half-dozen contracts signed
−	Supply gap after March 2012 reduced to less than 90 megawatts on peak
−	Talking with a handful of potential suppliers and considering a new RFP for power contracts
−	Wide array of options in New England

Hydro-Quebec
•	PSB approved Hydro-Quebec contract in April
−	Deal lauded by Governor Peter Shumlin
−	Contract provides up to 225 megawatts to Vermont, 16 hours per day, 365 days a year
−	Phases in as our existing contract drops off

Vermont Marble, Readsboro
•	Decision pending on Vermont Marble acquisition
−	Positive PSB technical hearing held in April
−	Filed our final brief and proposal for decision
−	Expect to receive the board’s order late this month
•	Decision on smaller Readsboro acquisition expected about same time
•	Hope to close both purchases in second quarter

Regulatory agreement, approval
•	DPS agrees to rate change proposal; PSB concurs
−	Q4 2010 power costs about $5.1 million lower than expected
−	Unexpected costs, mostly from storm damage, total about $4.1 million
−	CV, DPS, PSB agree to combine rate effects to provide three-month, 1.2 percent customer credit
−	Items previously booked, so there will be no impact on 2011 results

CVPS SmartPower®
•	Contract signed for key meter infrastructure
−	Contract followed rigorous 18-month evaluation
−	DPS participated in and supports company’s decision
−	Largest financial investment of the CVPS SmartPower® program, nearly $29 million
−	Vermont utilities received federal stimulus grant for half of smart grid costs; CV will receive about $31 million

Economic signals improve
•	We’re seeing progress on key fronts in Vermont
−	Sales are increasing
−	Unemployment, an indicator of future sales and economic activity, declined 1.2 percent in a year
−	Bodes well for continued improvement in CV’s prospects

Q1 2011 and 2010 Financial Results

All numbers in 000s except per share	Q1 2011	Q1 2010
Operating revenues:
Retail sales	$83,258	$76,062
Resale sales	7,695	11,339
Provision for rate refund	3,391	125
Other	2,741	3,481
Total operating revenues	$97,085	$91,007

Operating expenses:
Purchased power - affiliates and other	$41,352	$41,718
Other operating expenses	45,948	44,196
Income tax expense	2,857	1,838
Total operating expense	$90,157	$87,752

Equity in Earnings in Affiliates	$6,941	$5,395

Net Income	$8,425	$4,202

Earnings per share of common stock – diluted	$0.62	$0.35

Liquidity and Financing

Cash Flows	2011	2010
Cash and cash equivalents at beginning of period	$2,676	$2,069
Cash provided by operating activities	32,382	24,942
Cash used for investing activities	(2,824)	(6,007)
Cash used by financing activities	(17,105)	(15,866)
Cash and cash equivalents at end of period	$15,129	$5,138

•	Issued $30M in common equity April – Dec 2010
−	Will not need to access equity market in 2011
•	Issued $30M FMB through “Recovery Zone Financing” (part of ARRA)
•	Secured ‘shelf facility’ for FMBs in 2011; plan to draw $40M in June 2011
•	Renewed and extended $15M credit facility; will renew $40M facility in 2011

Capex (excl. Velco Investments)

2005	$17.5
2006	$18.0
2007	$23.0
2008	$36.8
2009	$30.0
2010	$33.0
2011	$88.8
2012	$57.5
2013	$51.1
2014	$47.5
2015	$49.5

CVPS SmartPower® spending is net of $28M stimulus funding applied to capital

Velco investment forecast update (Dollars in Millions)

	Previous forecast	Updated forecast
2010	$22	$22
2011	$12	$12
2012	$47	$30
2013	$61	$0
2014	$0	$27

Updated forecast reflects Velco’s response to ISO-NE reliability study – large PV-20 project moved from 2013 to 2016, outside the forecast horizon

Rate Base Growth (Dollars in Millions)
Actual and Projected*

	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015
Projected Rate Base	$236	$236	$302	$344	$385	$426	$471	$518	$574	$602	$646

Projected CAGR of 8.7% from 2010 - 2015 net of Stimulus funding

*Includes Velco investments and VT Marble acquisition

2011 Earnings Guidance and Drivers

•	2011 Earnings Guidance
−	$1.60 - $1.75 per diluted share
−	7.46% rate increase effective 1/1/11
−	Allowed ROE 9.45%
•	Support
−	Alt Reg mechanisms (base rate filing, PCAM, ESAM, “exogenous factor” treatment of major storm costs)
−	ESAM provides ‘floor’ for earnings in the regulated business
−	Regulatory support for recovery of SmartPower® costs
•	Possible Pressures
−	Reductions in load (vs our forecast in base rate filing)
−	Unforeseen operating expenses, e.g. storms
−	Rabbi Trust performance subject to market conditions

Creating value for all stakeholders

•	In Vermont, solid customer value is a precursor to solid returns for CV investors
−	Our new vision, to be the best small utility in America, will be a guidepost
−	Creating a myriad of measures to gauge progress
−	Goal is achievable with focus on CV’s values, including seizing opportunities, talking straight and delivering on our promises

Questions?

Appendix

Key Data Elements

−	Market Cap at 3/31/11: $ 311.3M
−	2008 Earned ROE: 8.3%
−	2009 Earned ROE: 9.03%
−	2010 Earned ROE: 8.46%
−	2011 Allowed ROE: 9.45%
−	2011 Effective Tax Rate: 36.77%
−	2011 Capex (ex. Transco, VT Marble; net of Stimulus): $59.2M
−	2011 Transco investment: ~$12M
−	~5 bp of ROE = $0.01 eps
−	Corp. Credit Rating (Moody’s): Baa3/ stable
−	2010 Peak load: 406.1 MW (July 8)
−	2010 Avg 12 month system capability: 516.1 MW

•	2010 Average Number of Customers:
−	136,457 Residential
−	22,672 Commercial
−	35 Industrial

•	2010 Revenues:
−	43% Residential
−	32% Commercial
−	11% Industrial
−	11% Resale Sales
−	3% Other Operating Revenue

Owned Generation

	Net Effective Capability / Entitlement (MW)	Generated and Purchased mWh
Wholly-Owned Plants
Hydro	35.8	207,779
Diesel and Gas Turbine	22.2	591

Jointly-Owned Plants (1)
Millstone #3 (nuclear)	21.4	161,536
Wyman #4 (oil)	10.8	2,174
McNeil (various)	10.5	54,440

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By	/s/ Pamela J. Keefe Pamela J. Keefe Senior Vice President, Chief Financial Officer, and Treasurer
May 6, 2011